UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8‑K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2016
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OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	0-19582 (Commission File Number)	56-0751714 (I.R.S. Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)

(336) 889-5000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2016, at the annual meeting of shareholders (the “Annual Meeting”) of Old Dominion Freight Line, Inc. (the “Company”), the Company’s shareholders approved the Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan (the “Plan”).  The Plan, under which awards can be granted until May 18, 2026 or the Plan’s earlier termination, provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted awards in the form of restricted stock awards, restricted stock units and deferred stock units, performance awards in the form of performance shares and performance units, phantom stock awards and other stock-based awards or dividend equivalent awards to selected employees, including the Company’s named executive officers, and non-employee directors of the Company and its affiliates.

The maximum number of shares of common stock that the Company may issue or deliver pursuant to awards granted under the Plan is 2,000,000 shares. Of this number, the maximum number of shares of common stock that the Company may issue pursuant to incentive stock options under the Plan is 2,000,000 shares. In addition to the share limitations described above, the Plan includes limits on the amounts of participant awards. Specifically, no participant may be granted in any 12-month period: (i) stock options and SARs that are not related to an option for more than 500,000 shares of common stock (or the equivalent value of such common stock based on the fair market value per share of the common stock on the date of grant of an award); or (ii) awards other than options or SARs for more than 500,000 shares of common stock (or the equivalent value of such common stock based on the fair market value per share of the common stock on the date of grant of an award). The participant award limitations and the terms of awards are subject to adjustment in the capital structure of the Company or as otherwise provided in the Plan.

              The foregoing summary description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is incorporated herein by reference as Exhibit 10.23.  For additional information regarding the Plan, please refer to “Proposal 3 – Approval of the Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan” on pages 47-58 of the Company’s 2016 definitive proxy statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on April 19, 2016, which is incorporated herein by reference as Exhibit 10.24.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2016. The following matters, which are described in more detail in the Proxy Statement, were voted upon and approved by the Company’s shareholders at the Annual Meeting.

Proposal 1 – Election of Nine Directors

Each of the following individuals were elected by the shareholders to serve as directors for one-year terms and until their respective successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes
Earl E. Congdon	77,112,027	2,738,239	1,706,742
David S. Congdon	79,360,859	489,407	1,706,742
John R. Congdon, Jr.	78,076,084	1,774,182	1,706,742
Robert G. Culp, III	75,352,836	4,497,430	1,706,742
Bradley R. Gabosch	79,373,099	477,167	1,706,742
Patrick D. Hanley	79,371,618	478,648	1,706,742
John D. Kasarda	79,110,672	739,594	1,706,742
Leo H. Suggs	75,402,900	4,447,366	1,706,742
D. Michael Wray	75,486,429	4,363,837	1,706,742

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
58,131,160	21,597,370	121,736	1,706,742

Proposal 3 – Approval of the Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan

The Plan was approved by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
76,416,949	3,403,012	30,305	1,706,742

Proposal 4 – Ratification of the Appointment of our Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was approved by the shareholders based on the following vote:

For	Against	Abstain
81,098,592	334,377	124,039

Item 8.01.     Other Events.

On May 23, 2016, the Company issued a press release announcing a new authorization to repurchase up to $250 million of the Company’s outstanding shares of common stock. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description

10.23	Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8 (File No. 333-211464) filed on May 19, 2016*

10.24	Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 19, 2016 and incorporated herein by reference.

99.1	Press Release dated May 23, 2016

* Executive compensation plan or agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.
By:	/s/ John P. Booker, III
John P. Booker, III Vice President - Controller (Principal Accounting Officer)

Date:	May 23, 2016

EXHIBIT INDEX
TO CURRENT REPORT ON FORM 8-K

Exhibit No.    Description

10.23	Old Dominion Freight Line, Inc. 2016 Stock Incentive Plan, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8 (File No. 333-211464) filed on May 19, 2016*

10.24	Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 19, 2016 and incorporated herein by reference.

99.1	Press Release dated May 23, 2016

* Executive compensation plan or agreement